                                                                    Exhibit 99.1

                                VOTING AGREEMENT

          This VOTING AGREEMENT (the "Agreement"), dated as of September 26, 2005, is made by and among Michael E. Tennenbaum, Tennenbaum Capital Partners, LLC, Tennenbaum & Co., LLC, Special Value Bond Fund, LLC, Special Value Absolute Return Fund, LLC and Special Value Bond Fund II, LLC (individually, a "Stockholder" and, collectively, the "Stockholders"), and Amscan Holdings, Inc., a Delaware corporation ("Parent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

          WHEREAS, concurrently herewith, Parent, Amscan Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Party City Corporation, a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger of Merger Sub with and into the Company with the Company as the surviving corporation (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

          WHEREAS, as of the date hereof, each of the Stockholders beneficially owns, or has complete investment authority over, and has (or upon exercise or exchange of a convertible security will have) the power to vote and dispose of the number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") set forth opposite such Stockholder's name on Schedule A attached hereto (the "Owned Shares" and, together with any securities issued or exchanged with respect to such shares of Common Stock upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or any other change in the Company's capital structure or securities of which such Stockholder acquires beneficial ownership after the date hereof and prior to the termination hereof, whether by purchase, acquisition or upon exercise of options, warrants, conversion of other convertible securities or otherwise, collectively referred to herein as, the "Covered Shares"); and

          WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each of Parent and Merger Sub has required that the Stockholders agree, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, the Stockholders have agreed, to enter into this Agreement with respect to (a) the Covered Shares and (b) certain other matters as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending co be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                VOTING AGREEMENT

          Section 1.1 Voting Agreement. The Stockholders hereby agree that during the Voting Period, at any meeting of the stockholders of the Company, however called, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought, the Stockholders shall (i) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum and (ii) vote (or cause to be voted) in person or by proxy the Covered Shares in favor of the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement and (iii) vote (or cause to be voted) the Covered Shares against any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, sale or transfer of a material amount of the assets or securities of the Company or any of its subsidiaries (other than pursuant to the Merger) or any other Takeover Proposal. For the purposes of this Agreement, "Voting Period" shall mean the period commencing on the date hereof and ending immediately prior to any termination of this Agreement pursuant to
Section 5.1 hereof.

          Section 1.2 Proxy.

          (a) EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, THE PRESIDENT OF PARENT AND THE SECRETARY OF PARENT, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S IRREVOCABLE (UNTIL THE TERMINATION DATE (AS DEFINED BELOW)) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COVERED SHARES IN ACCORDANCE WITH SECTION 1.1. EACH STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO THE COVERED SHARES.

          (b) The parties acknowledge and agree that neither Parent, nor Parent's successors, assigns, subsidiaries, divisions, employees, officers, directors, shareholders, agents and affiliates, shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney's fees) and compensation of any kind or nature whatsoever to the Stockholder in connection with, as a result of or otherwise relating to any vote (or refrain from voting) by Parent of the Covered Shares subject to the irrevocable proxy hereby granted to Parent at any annual, special or other meeting or action or the execution of any consent of the Stockholders of the Company. The parties acknowledge that, pursuant to the authority hereby granted under the irrevocable proxy, Parent may vote the Covered Shares pursuant to Section 1.1 in furtherance of its own interests, and Parent is not acting as a fiduciary for the Stockholder.

          (c) Except pursuant to Section 5.1 of this Agreement, this irrevocable proxy shall not be terminated by any act of the Stockholder or by operation of law, whether by the death or incapacity of the Stockholder or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which the Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If after the execution hereof the Stockholder should die or become incapacitated, or if any trust or estate should be terminated, or if any corporation or partnership should be dissolved or liquidated, or if any other such event or events shall occur before the Termination Date, certificates representing the Covered Shares shall be delivered by or on behalf of the Stockholder in accordance with the terms and conditions of the Merger Agreement and this Agreement, and actions taken by the Parent hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event or events had not occurred, regardless of whether or not the Parent has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

          Section 1.3 Warrant. At the request of Parent made at any time after the date hereof and prior to the record date set by the Board of Directors of the Company in connection with the meeting of stockholders of the Company to vote on and approve the Merger (the "Record Date"), Special Value Bond Fund, LLC ("SVBF") shall, pursuant to its Warrant to Purchase Common Stock of the Company dated August 16, 1999 representing the right to purchase 2,496,000 shares of Common Stock (the "Warrant"), exercise the Warrant in full immediately prior to the Record Date either pursuant to Section 1.1(a) or 1.2 of the Warrant. In the event that (a) SVBF shall exercise the Warrant in a cashless exercise in accordance with Section 1.2 of the Warrant, and (b) the Merger is consummated pursuant to the Merger Agreement, promptly after the Effective Time, Parent shall pay to SVBF in immediately available funds, as directed by SVBF in writing, an amount equal to the product of (I) the Cash Merger Consideration per share of Common Stock, times (II) the difference of (x) the number of shares of Common Stock that would have been issued upon exercise of the Warrant if the Current Market Price (as defined in the Warrant) was equal to the per share Cash Merger Consideration for purposes of consummating the cashless exercise in accordance with Section 1.2 of the Warrant, and (y) the number of shares of Common Stock actually issued upon exercise of the Warrant in accordance with
Section 1.2 of the Warrant. An example of such payment mechanic is set forth on Schedule B hereto. In no event shall any such payment be made if either the Merger is not consummated pursuant to the Merger Agreement, or the Warrant is not exercised pursuant to Section 1.2 of the Warrant.

          Section 1.4 Other Matters. Except as set forth in Section 1.1, each Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company. In addition, nothing in this Agreement shall give Parent or any of its officers or designees the right to vote any Covered Shares in connection with the election of directors.

                                  ARTICLE II.
                    REPRESENTATIONS AND WARRANTIES OF PARENT

          Parent hereby represents and warrants to each Stockholder as follows:

          Section 2.1 Valid Existence. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted.

          Section 2.2 Authority Relative to This Agreement. Parent has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Parent and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligations of Parent, enforceable against Parent in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 2.3 No Conflicts. Except for the applicable requirements of the Securities Exchange Act of 1934, as amended, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of Parent for the execution and delivery of this Agreement by Parent and the consummation by Parent of the transaction contemplated hereby.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDERS

          Each Stockholder hereby represents and warrants to Parent as follows:

          Section 3.1 Valid Existence. Such Stockholder is duly organized, formed or created, validly existing and in good standing under the laws of the jurisdiction of its organization.

          Section 3.2 Authority Relative To This Agreement. Such Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 3.3 No Conflict.

          (a) The execution and delivery of this Agreement by such Stockholder do not, and the performance of its obligations under this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby will not, (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Stockholder or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under contract to which such Stockholder is a party; except for violations, breaches or defaults that would not materially impair the ability of such Stockholder to perform its obligations hereunder.

          (b) The execution and delivery of this Agreement by such Stockholder do not, and the performance of its obligations under this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental entity, agency or official except for applicable requirements, if any, of the

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Securities and Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not materially impair the ability of such Stockholder to perform its obligations hereunder.

          Section 3.4 Ownership Of Shares. As of the date hereof, (i) such Stockholder (other than Tennenbaum Capital Partners, LLC) has good and marketable title to and is the record and beneficial owner of the Owned Shares set forth opposite such Stockholder's name on Schedule A hereto and (ii) Tennenbaum Capital Partners, LLC has complete investment authority over the Owned Shares set forth opposite its name on Schedule A hereto, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances or arrangements whatsoever with respect to the ownership, transfer or other voting of the Owned Shares, except liens granted to lending institutions with respect to the extension of credit and the granting of loans to the Stockholders; provided, however, such liens do not impair the ability of any Stockholder nor require the consent of such lender (i) to sell, transfer or assign the Owned Shares pursuant to the Merger, (ii) to grant to Parent the proxy hereunder or (iii) to or for any Stockholder to comply with its obligations pursuant to Section 4.3 hereof.

          Section 3.5 Stockholder Has Adequate Information. Such Stockholder is a sophisticated investor with respect to the Covered Shares and has independently and without reliance upon Parent and based on such information as such Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Stockholder acknowledges that Parent has not made nor makes any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Stockholder acknowledges that the agreements contained herein with respect to the Covered Shares by such Stockholder are irrevocable, and that the Stockholder shall have no recourse to the Covered Shares or Parent with respect to the Covered Shares, except with respect to breaches of representations, warranties, covenants and agreements expressly set forth in this Agreement.

          Section 3.6 Parent's Excluded Information. Such Stockholder acknowledges and confirms that (a) Parent may possess or hereafter come into possession of certain non-public information concerning the Covered Shares and the Company which is not known to Stockholder and which may be material to Stockholder's decision to vote in favor of the Merger ("Parent's Excluded Information"), (b) Stockholder has requested not to receive Parent's Excluded Information and has determined to vote in favor of the Merger and sell the Covered Shares notwithstanding its lack of knowledge of Parent's Excluded Information, and (c) Parent shall have no liability or obligation to Stockholder in connection with, and Stockholder hereby waives and releases Parent from, any claims which Stockholder or its successors and assigns may have against Parent (whether pursuant to applicable securities, laws or otherwise) with respect to the non-disclosure of Parent's Excluded Information; provided, however, nothing contained in this Section 3.6 shall limit Stockholder's right to rely upon the express representations and warranties made by Parent in this Agreement, or Stockholder's remedies in respect of breaches of any such representations and warranties.

          Section 3.7 No Setoff. Such Stockholder has no liability or obligation related to or in connection with the Covered Shares other than the obligations to Parent as set forth in this Agreement. To the knowledge of such Stockholder, there are no legal or equitable defenses or counterclaims that have been or may be asserted by or on behalf of the Company, as applicable, to reduce the amount of the Covered Shares or affect the validity or enforceability of the Covered Shares.

                                  ARTICLE IV.
                          COVENANTS OF THE STOCKHOLDERS

          Each Stockholder hereby covenants and agrees as follows:

          Section 4.1 No Solicitation. Such Stockholder agrees that (i) it is a "Representative" of the Company for purposes of Section 4.7 of the Merger Agreement, (ii) in such capacity, it is subject to the restrictions of Section
4.7 of the Merger Agreement and (iii) that any breach by such Stockholder of the terms of Section 4.7 of the Merger Agreement shall be a breach by such Stockholder of this Agreement.

          Section 4.2 No Transfer. Other than pursuant to the terms of this Agreement or the Merger Agreement and except with respect to clause (ii) below, as disclosed in Article III of this Agreement, without the prior written consent of Parent or as otherwise provided in this Agreement, during the term of this Agreement, such Stockholder hereby agrees to not, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Covered Shares or (ii) sell, pledge, assign, transfer, encumber or otherwise dispose of (including by merger, consolidation or otherwise by operation of law), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect assignment, transfer, encumbrance or other disposition of (including by merger, consolidation or otherwise by operation of law), any Covered Shares. Promptly following the date hereof, Stockholder and Parent shall deliver joint written instructions to the Company and to the Company's transfer agent stating that the Owned Shares may not be sold, transferred, pledged, assigned, hypothecated, tendered or otherwise disposed of in any manner without the prior written consent of Parent or except in accordance with the terms and conditions of this Agreement. If any Covered Shares are acquired after the date hereof by a Stockholder, the foregoing instructions shall be delivered upon acquisition of such Covered Shares.

          Section 4.3 Certain Transactions. In the event that (i) the Merger Agreement is terminated by Parent pursuant to Section 8.1(c) or Section 8.1(g), the Company pursuant to Section 8.1(d), or either party pursuant to Section 8.1(b) or 8.1(e), and (ii) within twelve (12) months of such termination, any Stockholder sells, transfers or otherwise disposes of its Covered Shares to any other Person (other than to any Affiliate of such Stockholder (provided such Affiliate agrees in writing to be bound by and has full ability to perform the terms of this Section 4.3) or Parent) pursuant to any Alternative Transaction or a definitive agreement for an Alternative Transaction is executed, such Stockholder shall pay to Parent, on or prior to ten (10) Business Days following the consummation of an Alternative Transaction, an amount in cash, in immediately available funds as directed in writing by Parent, equal to the product of (x) .5, multiplied by (y) the aggregate number of Covered Shares sold, transferred or otherwise disposed of by such Stockholder, multiplied by
(z) the difference of (a) the cash price per share (or the Fair Market Value (as defined below), if securities or other consideration is received) of the Covered Shares received by such Stockholder in any Alternative Transaction (to the extent greater than the Cash Merger Consideration), minus (b) the Cash Merger Consideration. For purposes of this Section 4.3, Fair Market Value shall mean, in the case of securities, the value of such securities, as determined by the average of the last sales prices for such securities on the five trading days ending five trading days prior to the date of the consummation of the Alternative Transaction. If such securities do not have an existing public trading market or there is other consideration provided, the value of the securities or other consideration, as the case may be, shall be the mutually agreed upon fair market value on the day prior to the consummation of the Alternative Transaction. Notwithstanding anything to the contrary herein, if the price per share of the Covered Shares received by such Stockholder in any Alternative Transaction is less than the Cash Merger Consideration, no Stockholder shall be liable to, or owe any payment to, Parent with respect to the Covered Shares. For purposes of this Agreement, an "Alternative Transaction" shall mean any transaction that would constitute a Takeover Proposal or the sale or transfer of any of the Covered Shares held by a Stockholder to a Person or group of Persons in a single transaction or a series of related transactions by way of merger, sale of stock or otherwise; provided, however, any sale or transfer of any Covered Shares by such Stockholder on the open market at such time when an Alternative Transaction has not otherwise been commenced, publicly proposed, or disclosed to a Stockholder shall not be deemed an Alternative Transaction.

          Section 4.4 Public Announcement. Stockholder shall consult with Parent before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein and shall not issue any such press release or make any such public statement without the approval of Parent, except as may be required by law.

          Section 4.5 Additional Shares. Stockholder shall as promptly as practicable notify Parent of the number of any new Covered Shares acquired by the Stockholder, if any, after the date hereof. Any such shares shall be subject to the terms of this Agreement as though owned by the Stockholder on the date hereof.

                                   ARTICLE V.
                                 MISCELLANEOUS

          Section 5.1 Termination. This Agreement and all of its provisions shall terminate upon the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) written notice of termination of this Agreement by Parent to Stockholders (such date of termination, the "Termination Date"); except that the provisions of Section 4.3 and Article V shall survive any such termination if such obligations arose at or before the time of such termination.

          Section 5.2 Amendment Of Merger Agreement. The obligations of the Stockholders under this Agreement shall terminate if the Merger Agreement is amended or otherwise modified after the date hereof without the prior written consent of the Stockholders in a manner that reduces or changes the form of the Cash Merger Consideration.

          Section 5.3 Survival of Representations and Warranties. The respective representations and warranties of the Stockholders and Parent contained herein shall not be deemed waived or otherwise affected by any investigation made by the other party hereto. The representations and warranties contained herein shall expire with, and be terminated and


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extinguished upon, consummation of the Merger, and thereafter no party hereto shall be under any liability whatsoever with respect to any such representation or warranty.

          Section 5.4 Fees And Expenses. Except as otherwise provided herein or as set forth in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

          Section 5.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth business day following the date of mailing if delivered by registered or certified mail (postage prepaid, return receipt requested) or (d) if sent by facsimile transmission, when transmitted and receipt is confirmed. All notices hereunder shall be delivered to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.5):

               if to Parent:

               Amscan Holdings, Inc.
               80 Grasslands Road
               Elmsford, New York 10523
               Tel: 617-227-0050
               Facsimile: 617-227-6105
               Attn: Robert J. Small, Chairman

               with copies to:

               Ropes & Gray LLP
               One International Place
               Boston, Massachusetts 02110
               Tel: (617) 951-7000
               Facsimile: (617) 951-7050
               Attn: David C. Chapin, Esq.
                     Shari H. Wolkon, Esq.

               if to the Stockholders:

               c/o Tennenbaum Capital Partners, LLC
               2951 28th Street, Suite 1000
               Santa Monica, California 90405
               Attention: Howard Levkowitz


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

Additionally, any notice delivered to any party hereto shall also be given to the Company in accordance with this Section 5.5 at:

               Party City Corporation
               400 Commons Way
               Rockaway, NJ 07866
               Attention: Walter Salmon

               with a copy to:

               Latham & Watkins LLP
               885 Third Avenue
               Suite 1000
               New York, NY 10022
               Attention: Raymond Y. Lin

          Section 5.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

          Section 5.7 Entire Agreement; Assignment. This Agreement and the Merger Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), except that Parent or Merger Sub may assign all or any of their rights and obligations hereunder to an Affiliate, provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

          Section 5.8 Amendment. This Agreement may be amended by the parties at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          Section 5.9 Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

          Section 5.10 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          Section 5.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the choice of law principles therein).

          Section 5.12 Specific Performance; Submission To Jurisdiction. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the United States District Court for the Southern District of the State of New York or, if such court does not have jurisdiction over the subject matter of such proceeding or if such jurisdiction is not available, in the state courts located within New York, New York, this being in addition to any other remedy to which such party is entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the United States District Court for the Southern District of the State of New York and the state courts located within New York, New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the United States District Court for the Southern District of the State of New York or the state courts located within New York, New York and (iv) to the fullest extent permitted by Law, consents to service being made through the notice procedures set forth in Section 5.5. Each party hereto hereby agrees that, to the fullest extent permitted by Law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 5.5 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

          Section 5.13 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto
(a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this
Section 5.13.

          Section 5.14 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 5.15 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          Section 5.16 Further Assurances.

          From time to time, at the request of another party and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Parent and the Principal Stockholders have caused this Agreement to be duly executed on the date hereof.

                                        AMSCAN HOLDINGS, INC.


                                        By: /s/ Robert J. Small
                                            ------------------------------------
                                        Name: Robert J. Small
                                        Title: Chairman of the Board


                                        STOCKHOLDERS:

                                        MICHAEL E. TENNENBAUM


                                        By: /s/ Michael E. Tennenbaum
                                            ------------------------------------
                                        Name: Michael E. Tennenbaum


                                        TENNENBAUM CAPITAL PARTNERS, LLC

                                        By: Tennenbaum & Co., LLC
                                            as Managing Member


                                        By: /s/ Howard Levkowitz
                                            ------------------------------------
                                        Name: Howard Levkowitz
                                        Title: Principal


                                        TENNENBAUM & CO., LLC


                                        By: /s/ Howard Levkowitz
                                            ------------------------------------
                                        Name: Howard Levkowitz
                                        Title: Principal


                                        SPECIAL VALUE BOND FUND, LLC

                                        By: SVIM/MSM, LLC
                                            as Manager

                                        By: Tennenbaum & Co., LLC
                                            as Managing Member


                                        By: /s/ Howard Levkowitz
                                            ------------------------------------
                                        Name: Howard Levkowitz
                                        Title: Principal

                                        SPECIAL VALUE ABSOLUTE RETURN FUND, LLC

                                        By: SVAR/MM, LLC
                                            as Managing Member

                                        By: Tennenbaum Capital Partners, LLC
                                            as Managing Member

                                        By: Tennenbaum & Co., LLC
                                            as Managing Member


                                        By: /s/ Howard Levkowitz
                                            ------------------------------------
                                        Name: Howard Levkowitz
                                        Title: Principal


                                        SPECIAL VALUE BOND FUND II, LLC

                                        By: SVIM/MSM II, LLC
                                            as Managing Member

                                        By: Tennenbaum & Co., LLC
                                            as Managing Member


                                        By: /s/ Howard Levkowitz
                                            ------------------------------------
                                        Name: Howard Levkowitz
                                        Title: Principal